SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 26, 2003

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22170	91-1311592

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington	98021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(425) 482-5555

(Former name or former address, if changed, since last report.)

     Item 5. Other Events

     On September 26, 2003, Epoch Biosciences, Inc. issued a press release announcing that it was not awarded a contract with the United States Department of Defense to provide Block 1 of the Joint Biological Agent Identification and Diagnostic Systems (JBAIDS). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Item 7. Exhibits

(c)	Exhibits.

Exhibit
Number

99.1	Press release dated September 26, 2003

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.

Date: September 30, 2003	By:	/s/ Bert W. Hogue

Bert W. Hogue
Vice President and
Chief Financial Officer

EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit
Number

99.1	Press release dated September 26, 2003